Exhibit 99.1

IR INQUIRIES:

Charles Messman

Investor Relations

949-362-5800

IR@smithmicro.com

Smith Micro Announces $7.0 Million Revolving Credit Facility

PITTSBURGH, PA April 5, 2022 – Smith Micro Software, Inc. (NASDAQ: SMSI) (“Smith Micro” or the “Company”) today announced that on March 31 2022, the Company entered into a secured revolving credit facility with Wells Fargo Bank, National Association. This revolving line of credit provides the Company with borrowings of up to $7.0 million that can be utilized to finance the Company’s working capital requirements and other general corporate purposes. The credit facility has a term of one year, but may be renewed upon mutual agreement of the parties.

William W. Smith Jr., President and Chief Executive Officer, said “We are very pleased to enter into this credit facility with Wells Fargo, which provides Smith Micro with the additional financial flexibility at attractive terms to support our ongoing research and development strategy and to execute product implementations for our wireless telecommunications carrier customers, including migrating multiple carriers onto the SafePath 7 Family Safety platform.”

Additional information concerning the credit agreement and related security agreements can be found in the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 5, 2022.

Smith Micro Software Announces Line of Credit AgreementPage 2 of 2

About Smith Micro Software, Inc.

Smith Micro develops software to simplify and enhance the mobile experience, providing solutions to some of the leading wireless service providers and cable MSOs around the world. From enabling the family digital lifestyle to providing powerful voice messaging capabilities, our solutions enrich today’s connected lifestyles while creating new opportunities to engage consumers via smartphones and consumer IoT devices. The Smith Micro portfolio also includes a wide range of products for creating, sharing and monetizing rich content, such as visual voice messaging, optimizing retail content display and performing analytics on any product set. For more information, visit www.smithmicro.com.

Smith Micro and the Smith Micro logo are registered trademarks or trademarks of Smith Micro Software, Inc. All other trademarks and product names are the property of their respective owners.

Forward-Looking Statements

Certain statements in this press release are forward-looking statements regarding future events or results within the meaning of the Private Securities Litigation Reform Act, including statements related to our financial prospects and other projections of our outlook or performance and our future business plans, and statements using such words as “expect,” “anticipate,” “believe,” “plan,” “intend,” “could,” “will,” “may” and other similar expressions. Forward-looking statements involve risks and uncertainties, which could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Among the important factors that could cause or contribute to such differences are customer concentration, given that the majority of our sales depend on a few large customer relationships, the impact of the COVID-19 pandemic on our business and financial results, delays in adoption of our products and services by our customers and their end users, changes in demand for our products from our customers and their end-users, changes in requirements for our products imposed by our customers or by the third party providers of software and/or platforms that we use, our ability to effectively integrate, market and sell acquired product lines, new and changing technologies, customer acceptance and timing of deployment of those technologies, and our ability to compete effectively with other software and technology companies. These and other factors discussed in our filings with the Securities and Exchange Commission, including our filings on Forms 10-K and 10-Q, could cause actual results to differ materially from those expressed or implied in any forward-looking statements. The forward-looking statements contained in this release are made on the basis of the views and assumptions of management, and we do not undertake any obligation to update these statements to reflect events or circumstances occurring after the date of this release.